SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2003

MPW INDUSTRIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

OHIO	0-23335	31-1567260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9711 Lancaster Road, S.E., Hebron, Ohio	43025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (740) 927-8790

Index to Exhibits is on Page 4.

Item 7. Financial Statements and Exhibits

(a) None required.

(b) None required.

(c) Exhibits.

99.1	Press Release issued June 27, 2003 containing information announcing that Robert Valentine will join the Company on July 1, 2003 as Vice President/Chief Financial Officer.

Item 9. Regulation FD Disclosure

On June 27, 2003, MPW Industrial Services Group, Inc. issued a press release announcing that Robert Valentine will join the Company on July 1, 2003 as Vice President/Chief Financial Officer. He will also serve as Treasurer and Secretary of the Board of Directors. The press release is attached to this Report as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPW INDUSTRIAL SERVICES GROUP, INC.

Date: July 3, 2003	By:	/s/ MONTE R. BLACK
Monte R. Black Chairman of the Board of Directors and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release issued June 27, 2003